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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): December 10, 1997

                        IMPERIAL CMB TRUST SERIES 1997-2
(as issuer under a Series 1997-2 Indenture dated as of November 1, 1997, providing for, among other things, the issuance of Collateralized Asset-Backed Notes Series 1997-2)



                        IMPERIAL CMB TRUST SERIES 1997-2
               --------------------------------------------------
               (Exact name of Issuer as specified in its charter)

        DELAWARE                        333-38879               33-0705301
----------------------------          -------------        -------------------
(State or Other Jurisdiction           (Commission          (I.R.S. Employer
    of Incorporation)                  File Number)        Identification No.)


       c/o Wilmington Trust Company
       Rodney Square North
       1100 North Market Street
       Wilmington, Delaware                                      19890
       -----------------------                                -----------
       (Address of Principal                                  (Zip Code)
       Executive Offices)

Registrant's telephone number, including area code, is (714) 556-0122

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


Item 2.  Acquisition or Disposition of Assets.
         ------------------------------------


         For a description of the Notes and the Mortgage Pool, refer to the Indentures.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------

         (a)      Not applicable

         (b)      Not applicable

         (c)      Exhibits:

         Exhibit No.       Description
         -----------       -----------

         3.1               Amended and Restated Trust
                           Agreement, dated as of November 1,
                           1997, between IMH Assets Corp., as
                           depositor, Wilmington Trust Company,
                           as owner trustee, Series 1997-2.

         4.1 Indenture dated as of November 1, 1997, between Imperial CMB Trust Series 1997-2, as issuer and Bankers Trust Company of California, N.A., as indenture trustee, Collateralized Asset-Backed Notes, Series 1997-2.

         99.1 Servicing Agreement, dated as of November 1, 1997, between ICI Funding Corporation, as master servicer and Imperial CMB Trust Series 1997-2, as issuer, Collateralized Asset-Backed Notes, Series 1997-2.

                                    SIGNATURE

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        IMPERIAL CMB TRUST SERIES
                                        1997-2

                                        Wilmington Trust Company, not in its
                                        capacity but solely as Owner Trustee


                                        By:    /s/ Debra A. Eberly
                                           -----------------------------------
                                        Name:   Debra A. Eberly
                                        Title:  Administrative Account Manager

Dated: December 24, 1997

                                  EXHIBIT INDEX

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Exhibit No.         Description
-----------         -----------
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3.1                 Amended and Restated Trust Agreement, dated as of November
                    1, 1997, between IMH Assets Corp., as depositor, Wilmington
                    Trust Company, as owner trustee, Collateralized Asset-Backed
                    Notes, Series 1997-2.
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4.1                 Indenture, dated as of November 1, 1997, between Imperial
                    CMB Trust Series 1997-2, as issuer and Bankers Trust Company of California, N.A., as indenture trustee, Collateralized
                    Asset-Backed Notes, Series 1997-2.
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99.1                Servicing Agreement, dated as of November 1, 1997, between
                    ICI Funding Corporation, as master servicer and Imperial CMB
                    Trust Series 1997-2, as issuer, Collateralized Asset-Backed
                    Notes, Series 1997-2.

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